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                                SECOND AMENDMENT

                                       TO

                                 LEASE AGREEMENT

         This Second Amendment ("Amendment") dated as of the 1st day of April, 1999 by and between BFS REALTY, LLC, a New York limited liability company, having an office at 26 Harbor Park Drive, Port Washington, New York 11050 ("Landlord") and NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a New York corporation having an office at 26 Harbor Park Drive, Port Washington, New York 11050 ("Tenant").

                                   WITNESSETH:

         WHEREAS, on January 1, 1996 Tenant entered into a Lease agreement with Sandata, Inc. ("Sandata") (the "Lease") for premises consisting of approximately 5,725 square feet of area in the building commonly known as 26 Harbor Park Drive, Port Washington, New York (the "Building"), which Lease was assigned by Sandata on November 1, 1996 to Landlord;

         WHEREAS, on June 1, 1998 Tenant entered into a First Amendment with Landlord to increase the size of the premises by 1,500 square feet to 7,225 square feet;

         WHEREAS, both Landlord and Tenant are desirous to further amend certain provisions of the Lease.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

                  1. The term of the Lease shall be amended to a term commencing on the date hereof and ending five years later on March 30, 2004 (the "Amended Term"), unless sooner terminated.

                  2. Both Landlord and Tenant are desirous to increase the size of the area currently being leased by Tenant by 7,375 square feet to 14,600 square feet effective as of the date hereof.

                  3. Tenant agrees to pay Landlord rent in accordance with the amended Schedule of Rent attached hereto and made part of this Second Amendment for the duration of the Amended Term of the Lease.

         All other terms of the Lease shall remain in full force and effect as previously written.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment the day and year first above written.

                                    LANDLORD

                                    BFS REALTY, LLC

                                    By: /s/ Bert E. Brodsky
                                        Name: Bert E. Brodsky
                                        Title:   Member

                                    TENANT
                                    NATIONAL MEDICAL HEALTH CARD
                                    SYSTEMS, INC.

                                    By: /s/ Linda Portney
                                        Name: Linda Portney
                                        Title:   Vice President of Operations




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          SCHEDULE ATTACHED HERETO AND MADE PART OF SECOND AMENDMENT TO
                  LEASE OF DEMISED PREMISES IN BUILDING LOCATED
                  AT 26 HARBOR PARK DRIVE, PORT WASHINGTON, NY,
                           DATED APRIL 1, 1999 BETWEEN
                         BFS REALTY, LLC AS LANDLORD AND
              NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. AS TENANT.

                                SCHEDULE OF RENT

April 1, 1999 through
   March  31, 2000                                   $372,000.00 per annum
                                                     $ 31,000.00 per month

April 1, 2000 through
  March 31, 2001                                     $390,600.00 per annum
                                                     $ 32,550.00 per month

April 1, 2001 through
  March 31, 2002                                     $410,130.00 per annum
                                                     $ 34,177.50 per month

April 1, 2002  through
   March 31, 2003                                    $430,636.50 per annum
                                                     $ 35,886.38 per month

April 1, 2003 through
  March 31, 2004                                     $452,168.33 per annum
                                                     $ 37,680.69 per month